Exhibit 99.2

                      CERTIFICATION PURSUANT TO
           18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, C. John Wilder, Executive Vice President and Chief Financial Officer of Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. (the "Companies"), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Reports on Form 10-Q of the Companies for the quarter ended June 30, 2002 (the "Report") fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in each Report fairly presents, in all material respects, the financial condition and results of operations of each respective Company as of the dates and for the periods expressed in the Report.


                                   /s/ C. John Wilder
                                      C. John Wilder
                Executive Vice President and Chief Financial Officer


Date:     August 12, 2002